                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 14, 2001



                           CABOT OIL & GAS CORPORATION
             (Exact name of registrant as specified in its charter)



          Delaware                        1-10447                04-3072771
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)



             1200 Enclave Parkway
                Houston, Texas                           77077
   (Address of principal executive offices)           (Zip Code)



       Registrant's telephone number, including area code: (281) 589-4600

Item 5. Other Events.

     On December 14, 2001, Cabot Oil & Gas Corporation issued the press release attached as Exhibit 99.1 hereto, which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

        (c) Exhibits.

         99.1  --  Press Release dated December 14, 2001.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CABOT OIL & GAS CORPORATION

                           By:    /s/  Scott C. Schroeder
                              ------------------------------------------------
                              Scott C. Schroeder
                              Vice President, Chief Financial Officer and
                              Treasurer

Date: January 7, 2002

                                  EXHIBIT INDEX

99.1 -- Press Release dated December 14, 2001.


                                        4